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                                                                    EXHIBIT 10.7


                       CYBEX COMPUTER PRODUCTS CORPORATION

                       1998 EMPLOYEE STOCK INCENTIVE PLAN

1.       PURPOSE OF THE PLAN.

         The purpose of the 1998 Stock Incentive Plan of Cybex Computer Products Corporation (the "Company") is to:

         (a) promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate and retain employees of training, experience and ability;

         (b) furnish incentives to individuals chosen to receive options because they are considered capable of responding by improving operations and increasing profits or otherwise add value to the Company;

         (c) provide a means to encourage stock ownership and proprietary interest in the Company to valued employees of the Company upon whose judgment, initiative, and efforts the continued financial success and growth of the business of the Company largely depend.

2.       DEFINITIONS.

         (a) "Board" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Committee" means the Compensation Committee of the Board as shall be appointed by the Board from time to time. The Committee shall consist of three or more members of the Board, at least two of whom shall not be Employees of the Company.

         (d) "Common Stock" means the $.001 par value Common Stock of the Company.

         (e) "Company" means Cybex Computer Products Corporation.

         (f) "Eligible Person" means any employee of the Company or of any of its present or future Subsidiaries.

         (g) "Fair Market Value" means the closing price of a share of Common Stock on the Nasdaq Stock Market or, if the Common Stock is not then listed on the Nasdaq Stock Market, on any stock exchange on which the Common Stock is then listed on the date as of which fair market value is to be determined or, if the Common Stock is not then listed on any stock exchange a price on which the Committee and Participant can agree upon.


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         (h) "Incentive Award" means an Option, Incentive Stock Award, or cash bonus award granted under the Plan.

         (i) "Incentive Stock Award" means a right to the grant or purchase, at a price determined by the Committee, of Common Stock of the Company which is nontransferable and subject to substantial risk or forfeiture until specific conditions are met. Conditions may be based on continuing employment or achievement of preestablished financial objectives or both.

         (j) "Option" means any nonqualified or nonstatutory stock option and any incentive stock option granted pursuant to Section 422 of the Code.

         (k) "Participant" means any Eligible Person selected to participate in an Incentive Award pursuant to Section 5.

         (l) "Plan" means the 1998 Stock Incentive Plan as set forth herein, which may be further amended from time to time.

         (m) "Subsidiary" means any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent voting or profits interest is owned, directly or indirectly, by the Company, or an entity that is a successor to the Company.

3.       SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

         (a) Number of Shares. Subject to the provisions of Section 3.(c) and
Section 12 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred or exercised pursuant to Incentive Awards under the Plan will not exceed seven hundred fifty thousand (750,000) shares of Common Stock.

         (b) Issued or Unissued Shares. The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Board or the Committee, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

         (c) Forfeited Awards. If any Incentive Award is forfeited or expires before exercise or delivery of the shares of Common Stock for any reason, such Incentive Award will no longer be charged against the limitations provided for in Section 3.(a) and may again be made subject to Incentive Awards.

4. ADMINISTRATION OF THE PLAN.

         (a) Committee. The authority to control and manage the operation and administration of the Plan shall be vested in the Committee. The Committee has and may exercise such powers


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and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan.

         (b) Powers of Committee. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

             (i) The Committee has the authority and discretion to select from among the Eligible Employees those persons who shall receive Incentive Awards, to determine the time or times of receipt, to determine the types of Incentive Awards and the number of shares covered by the Incentive Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Incentive Awards.

             (ii) Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Incentive Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Section 162(m) of the Code, and to take such action, establish such procedures and impose such restrictions at the time such Incentive Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

             (iii) The Committee will have the authority and discretion to establish terms and conditions of Incentive Awards as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

             (iv) The Committee has authority to interpret the Plan, and to determine the terms and provisions of the respective Incentive Awards agreements and to make all other determinations necessary or advisable for Plan administration.

             (v) The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan.

             (vi) All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

         (c) No Liability. No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Incentive Award under it.

5.       ELIGIBILITY.

         All employees of the Company or any Subsidiary shall be Eligible Persons under the Plan. The Committee has authority, in its sole discretion, to determine and designate from time to time those Eligible Persons who are to be granted Incentive Awards, and the type and amount of Incentive Award to be granted. Each Incentive Award will be evidenced by a written instrument


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and may include any other terms and conditions consistent with the Plan, as the
Committee may determine.

6.       WRITTEN AGREEMENT; EFFECT.

         Each Option shall be evidenced by a written agreement (the "Option Agreement"), in form satisfactory to the Committee, executed by the Company and by the person to whom such Option is granted. The Option Agreement shall specify whether each Option it evidences is a nonqualified stock option ("NQO") or an incentive stock option ("ISO"). Failure of the grantee to execute an Option Agreement shall not void or invalidate the grant of an Option; but the Option may not be exercised, however, until the Option Agreement is executed.

7.       ANNUAL $100,000 LIMITATION IN ISOS.

         To the extent required by Section 422(d) of the Code, the aggregate fair market value of shares of the Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not exceed $100,000. For this purpose, fair market value shall be the fair market value of the shares covered by the ISOs when the ISOs were granted. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as NQOs, to the extent required by Section 422 of the Code. If by their terms, such ISOs taken together would first become exercisable at a faster rate, this $100,000 limitation shall be applied by deferring the exercisability of those ISOs or portions of ISOs which have the highest per share exercise prices. The ISOs or portions of ISOs, the exercisability of which are so deferred, shall become exercisable on the first day of the first subsequent calendar year during which they may be exercised, as determined by applying these same principles of this Section and all other provisions of this Section and all other provisions of this Plan, including those relating to the expiration and termination of ISOs.

8.       ADVANCE APPROVALS.

         The Board may approve the grant of Options to persons who are expected to become Eligible Persons, but are not Eligible Persons at the date of approval. In such cases, the Option shall be deemed granted, without further approval, on the date the grantee becomes an Eligible Person, and must satisfy all requirements of this Plan for Options granted on that date.

9.       TERMS AND CONDITIONS OF STOCK OPTIONS.

         (a) Designation. Each Option shall be designated as an ISO or a NQO and shall be subject to the terms and conditions set forth in this Section 9. ISOs shall also be subject to the terms and conditions set forth in Section 10.


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         (b) Grant Date. Each Option Agreement shall specify the date as of which it shall be effective, which date shall be the Grant Date (determined pursuant to Section 8 in the case of advance approvals).

         (c) Exercise Price. Except as provided in Section 10 hereof, the exercise price of Common Stock under each Option will be determined by the Committee, and may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock on the date of the grant.

         (d) Exercise. Options granted hereunder may be exercised as determined by the Committee, provided, however, that notwithstanding any other provision to the contrary contained in the Plan, each Option granted under this Plan will expire not later than ten (10) years from the Date of Grant.

         (e) Payment of Exercise Price. Except as set forth below, upon the exercise of an Option, the purchase price will be payable in full in cash, or, in the discretion of the Committee, by the assignment and delivery to the Company of shares of Common Stock owned by the Participant. Any shares so assigned and delivered to the Company in payment or partial payment of the exercise price will be valued at their Fair Market Value on the exercise date. The Committee may, in its discretion and upon the request of the Participant, permit the Participant to elect to pay the exercise price upon the exercise of an Option by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. No payment by an assignment of shares, or by the sale by a third party as described above, will be allowed unless such payments are allowed under applicable requirements of Federal and state tax, securities and other laws, rules and regulations and by any regulatory authority having jurisdiction.

         (f) No Fractional Shares. No fractional shares will be issued pursuant to the exercise of an Option nor will any cash payment be made in lieu of fractional shares.

         (g) Other Provisions of the Option Agreement. Each Option Agreement may contain such other terms, provisions, and conditions not inconsistent with this Plan, including rights of repurchase, as may be determined by the Committee, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify such option as an "incentive stock option" within the meaning of Section 422 of the Code.

         (h) Tax Withholding. If requested by the Company, at the time of exercise of an Option, the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If and to the extent authorized and approved by the Committee in its sole discretion, a Participant may elect, by means of a form of election to be prescribed by the Committee, to have shares which are acquired upon exercise of an Option withheld by the Company or tender other shares of Common Stock or other securities of the


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Company owned by the Participant to the Company at the time the amount of such taxes is determined in order to pay the amount of such tax obligations.

Any Common Stock or other securities so withheld or tendered will be valued by the Company as of the date they are withheld or tendered. Unless the Committee otherwise determines, the Participant shall pay to the Company in cash, promptly when the amount of such obligations become determinable, all applicable federal and state withholding taxes resulting from the lapse of restrictions imposed on exercise of an Option, from a transfer or other disposition of shares acquired upon exercise of an Option or otherwise related to the Option or the shares acquired upon exercise of the Option.

         (i) Cash Award. At the time a Participant exercises an Option, the Committee may grant a cash bonus award in such amount as the Committee may determine. The Committee may make such a determination at the time of grant or exercise. The cash bonus award may be subject to any condition imposed by the Committee, including a reservation of the right to revoke a cash bonus award at any time before it is paid.

10.      TERMS AND CONDITIONS TO WHICH ONLY ISOS ARE SUBJECT.

         Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

         (a) Exercise Price. The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the Fair Market Value of the stock covered by the ISO at the Grant Date; provided, however, that the exercise price of an ISO granted to any person who owns, directly or indirectly (or is treated as owning by reason of attribution rules, currently set forth in Code Section 424), stock of the Company constituting more than ten percent of the total combined voting power of all classes of outstanding stock of the Company or of any affiliate of the Company, shall in no event be less than 110 percent of such fair market value.

         (b) Option Term. Unless an earlier expiration date is specified by the Committee at the Grant Date in the Option Agreement, each ISO shall expire ten
(10) years from its Grant Date; except that an ISO granted to any person who owns, directly or indirectly (or is treated as owning by reason of applicable attribution rules currently set forth in Section 424 of the Code) stock of the Company constituting more than ten percent of the total combined voting power of the Company's outstanding stock, or the stock of any affiliate of the Company, shall expire five years from its Grant Date.

         (c) Disqualifying Dispositions. If Common Stock acquired by exercise of an ISO is disposed of within two years from the Grant Date or within one year after the transfer of the Common Stock to the Participant, the holder of the Common Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition

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and shall provide such other information regarding the disposition as the
Company may reasonably require. The Company may instruct its stock transfer agent by appropriate means, including placement of legends on stock certificates, not to transfer stock acquired by exercise of an ISO unless it has been advised by the Company that the requirements of this Section have been satisfied.

11.      TERMS AND CONDITIONS OF INCENTIVE STOCK AWARDS.

         (a) General Conditions. All shares of Incentive Stock Awards granted or sold pursuant to the Plan will be subject to the following conditions:

             (i) The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

             (ii) The Committee may require the Participant to enter into an agreement providing that the certificates representing Incentive Stock Awards granted or sold pursuant to the Plan will remain in the physical custody of the Company until all restrictions are removed or expire.

             (iii) Each certificate representing Incentive Stock Awards granted pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed.

             (iv) The Committee may impose other conditions on any shares granted or sold pursuant to the Plan as it may deem advisable, including, without limitations, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such shares or shares of the same class are then listed and under any blue sky or other securities laws applicable to such shares.

         (b) Lapse of Restrictions. The restrictions imposed under subparagraph
(a) above upon Incentive Stock Awards will lapse in accordance with a schedule or other conditions as determined by the Committee, subject to the provisions of
Section 14.(e) hereof.

         (c) Rights as a Stockholder. Subject to the provisions of subparagraph
(a) above and Section 11(c) hereof, the holder will have all rights of a stockholder with respect to the Incentive Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

         (d) Payment for Incentive Stock Awards. Except as set forth below, the purchase price (if any) for shares of Incentive Stock Awards will be payable in full in cash; or by the assignment and delivery to the Company of shares of Common Stock owned by the holder of the Incentive Stock Awards. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their Fair Market Value on the purchase date. The Committee may, in its discretion and upon request of the holder, permit the holder to elect to pay


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the exercise price of the Incentive Stock Award by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Incentive Stock Award and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. No payment by an assignment of shares or by the sale by a third party as described above, will be allowed unless such payments are allowed under applicable requirements of Federal and state tax, securities and other laws, rules and regulations and by any regulatory authority having jurisdiction.

12.      ADJUSTMENT PROVISIONS.

         (a) Adjustments. Subject to Section 12.(b) hereof, if the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Section 3, (ii) the number and kind of shares or other securities subject to the then outstanding Incentive Awards, and (iii) the price for each share or other unit of any other securities subject to then outstanding Incentive Awards without change in the aggregate purchase price or value as to which such Incentive Awards remain exercisable or subject to restrictions.

         (b) Merger, Etc. Despite the provisions of Section 12.(a), upon dissolution or liquidation of the Company or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving Corporation, or upon the sale of all or substantially all of the property of the Company, all Incentive Awards then outstanding under the Plan will be fully vested and exercisable and all restrictions will immediately cease, unless provisions are made in connection with such transaction for the continuance of the Plan and assumption or the substitution for such Incentive Awards of new incentive awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

         (c) Decisions by Committee. Adjustments under Sections 12.(a) and 12.(b) will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments.

         (d) Takeover Bids. In the event of pending or threatened takeover bid or tender offer and pursuant to which 10% or more of the outstanding securities of the Company is acquired, whether or not deemed a tender offer under applicable state or Federal laws, or in the event that any person makes any filing under section 13(d) or 14(d) of the Securities Exchange Act of 1934 with respect to the Company, the Committee may in its sole discretion, without obtaining


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stockholder approval, at the time of any one or more of the following actions to the extent permitted in Section 14 with respect to all Eligible Persons and
Participants:

             (i) Accelerate the exercise dates of any outstanding Option, or make all outstanding Options fully vested and exercisable;

             (ii) Determine all or any portion of conditions associated with an Incentive Stock Award have been met;

             (iii) Grant a cash bonus award to any of the holders of outstanding Options;

             (iv) Pay cash to any or all Option holders in exchange for the cancellation of their outstanding Options;

             (v) Make any other adjustments or amendments to the plan and outstanding Incentive Awards and substitute new Incentive Awards.

13.      GENERAL PROVISIONS.

         (a) Limitation on Implied Rights. Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as an employee or any of its Subsidiaries or affect the right of the Company to terminate the employment of any Participant at any time with or without cause. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Incentive Award, except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

         (b) Compliance with Security Laws. No shares of Common Stock will be issued or transferred pursuant to an Incentive Award unless and until all then-applicable requirements imposed by Federal and state securities laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Incentive Award, the Company may require the Participant to take any reasonable action to meet such requirements.

         (c) Power to Withhold Taxes. The Company may make such provisions as it deems appropriate to withhold any taxes the Company determines it is required to withhold in connection with any Incentive Award.

         (d) No Assignment. No Incentive Award and no right under the Plan, contingent or otherwise, will be assignable or subject to any encumbrance, pledge or charge of any nature except that, under such rules and regulations as the Company may establish pursuant to the terms

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of the Plan, a beneficiary may be designated with respect to an Incentive Award in the event of death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Incentive Award.

         (e) Participant Loans. The Company may make a loan to a Participant who is a full-time employee in connection with (i) the exercise of an Option in an amount not to exceed the aggregate exercise price of the Option being exercised and the grossed up amount of any Federal and state taxes payable in connection with such exercise for the purpose of assisting such Participant to exercise such Option, and (ii) the vesting of an Incentive Stock Award in an amount equal to the grossed up amount of any Federal and state taxes payable as a result of such vesting. Any such loan may be secured by shares of Common Stock or other collateral deemed adequate by the Committee and will comply in all respects with all applicable laws and regulations. The Committee may adopt policies regarding eligibility for such loans, the maximum amounts thereof and any terms and conditions not specified in the Plan upon which such loans will be made. In no event will the interest rate be less than the minimum rate established by the Internal Revenue Service for the purpose of the purchase and sale of property.

         (f) Substitution of New Options. The Committee may cancel, with the consent of the Participant, all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition to a grant of a new Option to such Participant. Such Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

         (g) Cancellation of Options. The forms of Options granted under the Plan may contain such other provisions as the Committee may deem advisable. Without limiting the foregoing and if so authorized by the Committee, the Company may, with the consent of the Participant, and at any time or from time to time, cancel all or a portion of any Option granted under the Plan then subject to exercise and discharge its obligation in respect of the Option either by payment to the Participant of an amount of cash equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Option so canceled over the aggregate purchase price specified in the Option covering such shares, or by issuance or transfer to the Participant of shares of Common Stock with a Fair Market Value, at such time, equal to any such excess, or by a combination of cash and shares. Upon any such payment of cash or issuance of shares, (i) there shall be charged against the aggregate limitations set forth in Section 3(a) a number of shares equal to the number of shares so issued plus the number of shares purchasable with the amount of any cash paid to the Participant on the basis of the Fair Market Value as of the date of payment, and (ii) the number of shares subject to the portion of the Option so canceled, less the number of shares so charged against such limitations, shall thereafter be available for other grants.

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14.      AMENDMENT AND TERMINATION.

         (a) General. The Committee will have the power, in its discretion, to amend, suspend or terminate the Plan at any time. No such amendment will, without approval of the stockholders of the Company, except as provided in
Section 12 of the Plan:

             (i) Change the class of persons eligible to receive Incentive Awards under the Plan;

             (ii) Materially increase the benefits accruing to Eligible Persons under the Plan;

             (iii) Increase the number of shares of Common Stock subject to the Plan; or

             (iv) Transfer the administration of the Plan to any person who is not a disinterested person under the Securities Exchange Act of 1934.

         (b) Modifications. The Committee may, with the consent of a Participant, make such modifications in the terms and conditions of an Incentive Award agreement as it deems advisable.

         (c) Consent of Participant Required. No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate impair or adversely affect any right or obligation under any Incentive Award previously granted under the Plan.

         (d) Termination of Incentive Award. An Incentive Award held by a person who was an Eligible Person at the time such Option was granted will expire immediately if and when the Participant ceases to be an Eligible Person, except as follows:

             (i) If the employment of a Participant is terminated by the Company or any Subsidiary other than for cause, for which the Company will be the sole judge, the Options will expire eight months thereafter unless by their terms they expire sooner. During said period, the Options may be exercised in accordance with their terms, but only to the extent exercisable on the date of termination of employment.

             (ii) If a Participant retires at normal retirement age or retires with the consent of the Company or any Subsidiary at an earlier date, the Options of the Participant will expire, subject to the provisions of Section 9.(d) hereof, three years thereafter unless by their terms they expire sooner. During said period, the Options may be exercised in accordance with their terms, but only to the extent exercisable on the date of retirement.

             (iii) If the Participant dies or becomes permanently and totally disabled while employed by the Company, the Options of the Participant will expire, subject to the provision of Section 9.(d) hereof, three years after the date of death or permanent and total disability unless by their terms they expire sooner. If the Participant dies or becomes permanently and totally


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disabled within the eight months referred to in paragraph (i) above, the Options will expire, subject to the provision of Section 9.(d) hereof, one year after the date of death or permanent and total disability, unless by their terms they expire sooner. If the Participant dies or becomes permanently and totally disabled within the three-year period referred to in subparagraph (ii) above, the Options will expire, subject to the provisions of Section 9.(d) hereof, upon the later of three years after retirement or one year after the date of death or permanent and total disability, unless by their terms they expire sooner.

         (e) Leave of Absence. The Committee may in its sole discretion determine, (i) with respect to an Incentive Award, that any Participant who is on leave of absence for any reason will be considered as still in the employ of the Company, provided that rights to such Incentive Award during a leave of absence will be limited to the extent to which such right was earned or vested at the commencement of such leave of absence, or (ii) with respect to any Options of any Participant who is retiring at normal retirement age or with the consent of the Company or any subsidiary thereof at an earlier age, that the Options of such Participant will accelerate and become fully exercisable on a date specified by the Committee which is not later than the effective date of such retirement.

15.      EFFECTIVE DATE OF PLAN AND DURATION OF PLAN.

         This Plan will become effective upon adoption by the Board and the holders of a majority of the outstanding shares at a meeting of stockholders of the Company. Unless previously terminated, the Plan will terminate on April 27, 2008.

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